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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): June 7, 2004


                   IndyMac ABS, INC., (as depositor under the
                   Pooling and Servicing Agreement, dated as of June 1, 2004, providing for the issuance of the IndyMac ABS, INC., Home Equity Mortgage Loan Asset-
                   Backed Trust, Series SPMD 2004-A, Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2004-A).


                                IndyMac ABS, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    333-47158                 95-4685267
---------------------------------    -------------------     ------------------
(State of Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)



              155 North Lake Avenue
               Pasadena, California                                91101
        ------------------------------                             ------------
             (Address of Principal                                 (Zip Code)
              Executive Offices)


        Registrant's telephone number, including area code (800) 669-2300
                                                           ----- --------


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Item 5.     Other Events.
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Filing of Computational Materials
---------------------------------

         In connection with the offering of the Home Equity Mortgage Loan Asset-Backed Certificate, Series SPMD 2004-A, UBS Securities LLC ("UBS"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided UBS with certain information regarding the characteristics of the Home Equity Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, which are listed Exhibit 99.1 hereto, are filed on Form SE dated June 7, 2004.













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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 3, 2004, and the prospectus supplement dated June 7, 2004, of IndyMac ABS, Inc., relating to its Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2004-A.



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Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1.   Computational Materials filed on Form SE dated June 7, 2004.




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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IndyMac MBS, INC.




                                By: /s/ Victor Woodworth
                                    -----------------------
                                    Victor Woodworth
                                    Vice President



Dated:  June 7, 2004




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                                  Exhibit Index
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Exhibit                                                                   Page
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99.1.    Computational Materials filed on Form SE dated June 7, 2004.       6




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                                  EXHIBIT 99.1
                                  ------------

          Computational Materials filed on Form SE dated June 7, 2004.




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